# MUNDOVAL FUND
## GLOBAL VALUE INVESTING

*As of March 31, 2018*

### INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

### DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
*Since fund inception*

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

### GEOGRAPHIC DIVERSIFICATION



5.23%
37.81%
56.96%
Domestic
International
Net Cash 1

*[1]Net Cash represents cash equivalents and other assets less liabilities.*

### INDUSTRY DIVERSIFICATION

| | |
|---|---|
| Information Technology | 23.7% |
| Financials | 19.4% |
| Consumer Discretionary | 17.9% |
| Consumer Staples | 15.5% |
| Heathcare | 9.9% |
| Energy | 4.6% |
| Industrials | 3.5% |
| Telecommunications | 0.3% |
| Utilities | 0.0% |
| Materials | 0.0% |
| Net Cash[1] | 5.2% |

### TOP 10 HOLDINGS

| | |
|---|---|
| MasterCard, Inc. | 8.15% |
| Apple Inc. | 5.67% |
| BNP Paribas SA | 3.94% |
| Bank of America Corp. | 3.80% |
| Baidu, Inc. | 3.77% |
| Diageo PLC | 3.43% |
| Citigroup, Inc. | 3.42% |
| Estee Lauder | 3.16% |
| LVMH Moet Hennessy Louis Vuitton | 3.13% |
| Alphabet, Inc. Class A | 3.07% |

### FUND FACTS

| | |
|---|---|
| Ticker | MUNDX |
| CUSIP | 62613P202 |
| Inception Date | 9/3/2004 |
| Total Holdings | 38 |
| 2017 Portfolio Turnover | 21.69% |
| Net Assets (millions) | $23.66 |
| Total Expense Ratio | 1.53% |

*No sales loads or distribution fees.*

### AVERAGE ANNUAL TOTAL RETURNS[2]



Mundoval Fund
MSCI World Index
0.00%
-1.28%
11.51%
13.59%
6.05%
7.96%
8.09%
9.70%
5.30%
5.90%
6.71%
7.31%
QTD
Non-annualized
1 Year
3 Year
5 Year
10 Year
*Since
Inception

### HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$24,152
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

*[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04* would have been worth $24,152.24 on 3/31/18. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

### [2]RISKS & IMPORTANT CONSIDERATIONS

*Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.*

# MUNDOVAL FUND
GLOBAL VALUE INVESTING

## 1Q18 Quarterly Commentary

## Portfolio Review:

The Mundoval Fund returned 0.00% in the first quarter versus -1.28% for the MSCI World Index during the same period. Since inception date of the fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 6.71% versus 7.31% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Financial Sector (Banco do Brasil), Consumer Discretionary Sector (Estee Lauder) and Information Technology Sector (Mastercard). Negative factors impacting performance during the quarter included the Consumer Discretionary Sector (Grupo Televisa) and the Financial Sector (Citigroup and American International Group).

During the quarter the Fund acquired shares of Japanese telecom and cable business, KDDI Corporation, and British Household Products manufacturer, Reckitt Benckiser. The geographic diversification of the Fund as of March 31, 2018 consisted of 56.96% Domestic stocks, 37.81% International stocks and 5.23% cash equivalents. The Fund owned shares of common stock in 37 companies as of March 31, 2018.

## Manager Commentary:

Although the first quarter began with investor optimism driving stock market averages to record highs, concerns about inflation, rising interest rates, the threat of a trade war with China and potential regulatory actions against technology companies caused most major stock market indices to decline by the end of the quarter. Despite the shaky start to 2018, 85% of the companies in the S&P 500 Index reported earnings in the first quarter that exceeded analyst expectations, many of which reported double digit rates of growth from the preceding year.

The Consumer Discretionary and Information Technology sectors were two of the better performing sectors during the quarter. Mundoval Fund holdings, Mastercard and Estee Lauder, provided meaningful performance accordingly. The Brazilian stock market continued to be one of the better performing indices worldwide during the quarter and shares of Brazilian bank, Banco do Brasil, reflected the positive gains.

Despite investor concerns about the recent volatility associated with inflation and interest rate increases by the Federal Reserve, it is important for investors to remember that share prices of common stocks over time will reflect the underlying economic performance of the businesses they represent. The Mundoval Fund will continue to purchase, at rational prices, shares of common stock in high quality businesses that we understand, operated by competent and honest management, and whose earnings are likely to be materially greater five to ten years from now.

Thank you for your business and continued support.
Sincerely,

Arthur Q. Johnson, CFA
Portfolio Manager

## Average Annualized Total Returns as of March 31, 2018

| | 1Q 2018 (Non-Annualized) | 1-Year | 3-Year | 5-Year | 7-Year | 10 Year | Since Inception (9/3/04) |
|---|---|---|---|---|---|---|---|
| **Mundoval Fund** | 0.00% | 11.51% | 6.05% | 8.09% | 7.79% | 5.30% | 6.71% |
| **MSCI World Index** | -1.28% | 13.59% | 7.96% | 9.70% | 8.64% | 5.90% | 7.31% |

*Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.53%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.*